SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 30, 2002


                      ASSET BACKED SECURITIES CORPORATION
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            (Exact name of registrant as specified in its charter)

              Delaware                       333-86750                         13-3354848
-----------------------------------      -----------------         -------------------------------------
  (State or Other Jurisdiction of           (Commission              (I.R.S. Employer Identification
           Incorporation)                   File Number)                           No.)

                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

         8.1    Tax Opinion of Sidley Austin Brown & Wood LLP

         23.1   Consent of Sidley Austin Brown & Wood LLP (included in
                Exhibit 8.1)



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

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CREDIT SUISSE FIRST BOSTON MORTGAGE
                                                   SECURITIES CORP.


                                                   By: /s/Greg Richter
                                                      --------------------
                                                   Name:Greg Richter
                                                   Title: Vice President



Dated:  May 30, 2002



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

                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP                      5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in
       Exhibit 8.1)                                                       5



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